EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, J. Jeffrey Meder, Chief Executive Officer of Cost-U-Less, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: April 10, 2003                                 /s/ J. Jeffrey Meder
                                                      --------------------------
                                                      J. Jeffrey Meder
                                                      Chief Executive Officer